SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:


          2)   Form, Schedule or Registration Statement No.:


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          4)   Date Filed:

                                         AAL VARIABLE PRODUCT SERIES FUND, INC.
                                         4321 North Ballard Road
                                         Appleton, Wisconsin 54919-0001
                                         800-225-5225 or 920-734-5721

                                     [Logo]

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO
                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                  800-225-5225

                                  May 23, 2000

Dear Shareholder:

         Re:      SPECIAL MEETING OF SHAREHOLDERS

         Enclosed is a notice of a Special Meeting of Shareholders of the AAL Variable Product High Yield Bond Portfolio (the "Fund"), to be held at 10:00 a.m. on June 21, 2000, together with a Proxy Statement and Voting Instruction Form relating to the business to be transacted at the meeting. This Special Meeting of Shareholders is being called for the reasons listed below.

PURPOSE

         The purpose of the Special Meeting is to consider and vote upon the Board of Director's recommendation that the Fund and its investment adviser, AAL Capital Management Corporation ("AAL CMC"), engage Pacific Investment Management Company ("PIMCO") as the sub-adviser to manage the investment of the Fund's assets. Approval by Fund shareholders of the new Sub-Advisory Agreement with PIMCO is required by applicable law. The retention of PIMCO is being proposed primarily for the following reasons:

          1. The investment performance of the AAL Variable Product High Yield Bond Portfolio has been below a level deemed acceptable by the Directors and AAL CMC.

          2. PIMCO is one of the country's largest money management firms and has substantial experience in the management of high yield bond portfolios.

          3. PIMCO offers a high level of investment management services. The engagement of PIMCO would not affect the overall fee that the Fund pays for management services.

         IF YOU HAVE ANY QUESTIONS OR CONCERNS THAT YOU WOULD LIKE TO DISCUSS ABOUT THE MEETING AND THE MATTERS TO BE ACTED UPON, PLEASE CALL US AT 800-225-5225.

         Thank you for your continued confidence in The AAL Variable Product Series Fund, Inc. Your cooperation and participation in completing and returning the enclosed Voting Instruction Form will ensure that your vote is counted.

                                      Very truly yours,

                                      THE AAL VARIABLE PRODUCT SERIES FUND, INC.

                                      /s/Robert G. Same

                                      Robert G. Same, President

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO
                             4321 NORTH BALLARD ROAD
                         APPLETON, WISCONSIN 54919-0001
                                  800-225-5225
               --------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

               --------------------------------------------------

                           To Be Held on June 21, 2000

         A Special Meeting of the Shareholders of the High Yield Bond Portfolio (the "Fund") of AAL Variable Product Series Fund, Inc. (the "Company"), will be held at 222 West College Avenue, Appleton, Wisconsin 54919, on June 21, 2000, beginning at 10:00 a.m. local time for the following purpose:

          1. To approve, with respect to the AAL Variable Product High Yield Bond Portfolio, a new Sub-Advisory Agreement by and among AAL Variable Product Series Fund, Inc. (on behalf of the Fund), AAL Capital Management Corporation (the Fund's investment adviser), and Pacific Investment Management Company ("PIMCO") (as sub-adviser to the Fund). A copy of the Sub-Advisory Agreement is attached as Appendix A to the accompanying Proxy Statement;

          2. To transact such other business as properly may come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 28, 2000, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote. Your attention is invited to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

                                         By Order of the Board of Directors of
                                         AAL Variable Product Series Fund, Inc.

                                         /s/Robert G. Same

                                         Robert G. Same, President

Appleton, Wisconsin
May 23, 2000

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED VOTING INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE PROVIDED FOR THAT PURPOSE.

                                 PROXY STATEMENT

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

                             4321 North Ballard Road
                         Appleton, Wisconsin 54919-0001
                                 1-800-225-5225



                    This Proxy Statement was first mailed to
                      Shareholders on or about May 23, 2000



                             SOLICITATION AND VOTING

SOLICITATION

         The enclosed Voting Instruction Form is being solicited by the Board of Directors of AAL Variable Product Series Fund, Inc. (the "Company") in connection with the Special Meeting of Shareholders of its series known as the AAL Variable Product High Yield Bond Portfolio (the "Fund") to be held at 10:00 a.m. on June 21, 2000 (the "Special Meeting"). As discussed in more detail in this Proxy Statement, we are calling the Special Meeting to consider and vote on the approval of a Sub-Advisory Agreement pursuant to which Pacific Investment Management Company ("PIMCO") would manage the investment of the Fund's assets, as sub-adviser to the Fund, subject to the direction and control of AAL Capital Management Corporation ("AAL CMC") and the Board of Directors. You are encouraged to carefully read this Proxy Statement, including the Sub-Advisory Agreement attached as Appendix A, and mark and return the Voting Instruction Form accompanying it.

         The Fund is one of several series (or mutual funds) offered by the Company. The Company is an investment company registered as an open-end, management investment company. Shares of the Fund are sold to the AAL Variable Annuity Account I, the AAL Variable Annuity Account II, the AAL Variable Life Account I (together, the "Variable Accounts"), and the Aid Association for Lutherans Savings Plan (the "AAL Plan"), a 401(k) plan for employees of Aid Association for Lutherans ("AAL"). The shares are held in the Variable Account and the trust created under the AAL Plan to fund benefits under individual flexible premium deferred variable annuity certificates, individual single premium immediate variable annuity certificates and flexible premium variable life insurance certificates issued by Aid Association for Lutherans ("AAL") in the Variable Accounts, and benefits payable to participants under the AAL Plan ("Plan Participants").

         As the record owner of all the assets held in the Variable Accounts and in the AAL Plan, AAL is the sole shareholder of the Fund and is entitled to vote all of the shares of the Fund held in the Variable Accounts and the AAL Plans. However, pursuant to applicable laws, the Fund's current prospectus dated May 1, 2000, and the Company's Articles of Incorporation and By-laws, AAL votes outstanding shares of the Fund in accordance with instructions received from the owners of the certificates ("Certificate Owners") issued in the Variable Accounts and Plan Participants to whose accounts Fund shares have been allocated under the terms for the AAL Plan. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Voting Instruction Form are being delivered to the Contract Owners and Plan Participants who, by virtue of their ownership of one or more certificates or their participation in the AAL Plan, beneficially owned shares of the Fund as of April 28, 2000 (together "Beneficial Owners"), so that they may instruct AAL on how the Fund shares beneficially owned by them should be voted on the matter to be acted upon at the Special Meeting.

         You are encouraged to read carefully the Proxy Statement and mark and return the Voting Instruction Form accompanying it.

QUORUM AND VOTING

         The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as votes cast with respect to the proposal.

         Approval of the Sub-Advisory Agreement requires the affirmative vote of "a majority of the outstanding voting securities" of the Fund, defined under the Investment Company Act of 1940 (the "1940 Act") to mean at least a majority of the outstanding voting shares of the Fund or, if less, 67% of the voting shares represented at a meeting at which the holders of 50% or more of the outstanding voting shares of the Fund are present or represented by proxy. Thus abstentions will have the same effect as votes cast against the proposal.

         AAL, as the sole shareholder of the Fund, will submit a proxy for all shares of the Portfolio owned of record by it as of April 28, 2000 (the "Record Date"). Shares underlying certificates or held in Plan Participant accounts with respect to which AAL has received voting instructions from the Beneficial Owner will be voted by AAL in accordance with such instructions. Shares with respect to which an executed Voting Instruction Form is received, but provides no voting instructions, will be voted by AAL "FOR" approval of the Sub-Advisory Agreement. Shares with respect to which no Voting Instruction Form is received and any shares held by AAL, its subsidiaries or affiliates for their own account will be voted by AAL in proportion to the shares with respect to which AAL has received instructions from Beneficial Owners. For purposes of calculating AAL's proportional voting, any uninstructed shares will be counted the same as shares with respect to which AAL has received instructions to vote "FOR" approval of the Sub-Advisory Agreement.

         By way of example, suppose there were outstanding a total of 1,000 shares of the Fund, and that AAL owned 100 shares outright for its own account and the balance were owned beneficially by Beneficial Owners. Suppose further that Beneficial Owners owning beneficially 680 of those shares returned Voting Instruction Forms instructing AAL as follows:

               (a) To vote 340 shares "FOR" approval of the Sub-Advisory Agreements;

               (b)  To vote 170 shares "AGAINST" approval;

               (c)  To abstain from voting 85 shares; and

               (e)  Providing  no  voting   instructions  with  respect  to  the
                    remaining 85 shares.

         Under these circumstances, AAL would vote the 595 shares referred to in clauses (a), (b) and (c) as instructed, and would vote the remaining 85 shares referred to in clause (d) "FOR" approval of the Sub-Advisory Agreement. In addition, of the remaining 320 shares (including the 100 owned directly by AAL and the 220 held for Beneficial Owners that did not return executed Voting Instruction Forms), AAL would vote 200 shares "FOR" approval (which is proportional to the sum of the shares referred to in clauses (a) and (d) above divided by the total number of shares with respect to which executed Voting Instruction Forms were received), would vote 80 shares "AGAINST" approval, and would abstain from voting the remaining 40 shares.

         With respect to votes by Certificate Holders, the number of votes that each Certificate Holder may instruct is determined by dividing a Certificate's accumulated value in the sub-account associated with the Fund in the relevant Variable Account as of the Record Date by the net asset value per share of the Fund. Fractional shares are counted. Each Plan Participant may instruct the voting of Fund shares allocated to his or her account.

         Shares represented by properly executed Voting Instruction Forms received by the Company will be voted at the Special Meeting and any adjournment thereof in accordance with such Voting Instruction Forms, as described above. A Beneficial Owner may revoke his or her Voting Instruction Form at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of the Company prior to the Special Meeting or by delivering a duly executed Voting Instruction Form bearing a later date.

         Certificate Holders owning Certificates representing shares at the close of business on the Record Date, and Plan Participants to whose AAL Plan account shares of the Fund have been allocated as of the close of business on the Record Date, will be entitled to one vote on each matter presented for each share so represented or allocated. At that date, there were 4,508,551 shares of the Fund outstanding.

ADJOURNMENT

         In the event that sufficient votes in favor of approval of the Sub-Advisory Agreement are not received by the time scheduled for the Special Meeting, the persons named as proxies by AAL may propose one or more adjournments of the Special Meeting to permit further solicitation of Voting Instruction Forms with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those shares which they are entitled to vote "FOR" approval of the Sub-Advisory Agreement. They will vote against any such adjournment those shares required to be voted "AGAINST" approval of the Sub-Advisory Agreement.

COST OF SOLICITATION

         In addition to this solicitation of Voting Instruction Forms by use of the mails, Voting Instruction Forms may be solicited by officers of the Company and by officers and employees of AAL or AAL CMC personally or by telephone or telegraph, without special compensation. Voting Instruction Forms may also be solicited by a professional solicitation service should management of the Company determine that solicitation by such means is advisable. The cost of preparing and mailing Voting Instruction Forms, of the Special Meeting, and of soliciting Voting Instruction Forms will be borne by the Fund.

     UPON REQUEST AND AT NO COST TO A REQUESTING BENEFICIAL OWNER, THE COMPANY WILL MAIL, BY FIRST CLASS MAIL, A COPY OF THE FUNDS' ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999. REQUEST SHOULD BE DIRECTED TO THE ATTENTION OF FREDERICK D. KELSVEN, SECRETARY, AT THE AAL VARIABLE PRODUCT SERIES FUND, INC., 4321 NORTH BALLARD ROAD, APPLETON, WISCONSIN 54919-0001, TELEPHONE:
1-800-225-5225.

APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR THE AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO

BACKGROUND

         The Board of Directors has determined that it is in the best interest of the Shareholders of the Fund to engage PIMCO as the sub-adviser to the Fund. Accordingly, the Board recommends that the shareholders of the Fund approve a Sub-Advisory Agreement (the " Sub-Advisory Agreement") among the Company (on behalf of the Fund), AAL CMC and PIMCO. The change is being recommended for the reasons discussed below.

         AAL CMC presently manages the Fund's investments. Under its management, the investment performance of the Fund has been below a level deemed acceptable by the Directors and AAL CMC. The Board of Directors and management determined that they should investigate alternatives in an effort to improve the Fund's performance.

         The Board of Directors determined that management should search for an outside advisory firm to assist with the management of the Fund's assets. Management was directed to conduct a search for an outside advisory firm with a proven track record in managing high yield bond funds.

         The search therefore focused on finding and negotiating acceptable terms with an outside sub-adviser to manage the Fund's investments, AAL CMC will continue to provide administrative and other services it presently provides to the Fund under its investment advisory agreement with the Fund. AAL CMC reviewed and analyzed a worldwide data base of investment managers published by Lipper Inc. to identify possible candidates. Through this process, management narrowed the field to a list of investment management firms that had personnel with experience in the high yield bond market and investment styles that potentially qualified them as candidates to manage the Fund's investments. Management conducted telephone interviews with those firms, to learn more about their experience, investment management styles and philosophy, performance and personnel and their level of interest in managing the Fund's assets. Based on the telephone interviews, management narrowed the field of candidates to three firms, all of which were invited to participate in face-to-face interviews and to give personal presentations. After follow-up discussions and further information exchanges, management identified PIMCO as the leading candidate. AAL CMC engaged in a further due diligence investigation of PIMCO, which confirmed management's assessment. The parties then negotiated fee proposals and other terms of possible engagement of PIMCO as a sub-adviser to the Fund, as reflected in the attached Sub-Advisory Agreement.

         AAL CMC kept the Board of Directors apprised of the steps it was taking throughout this process, and ultimately AAL CMC presented the Board with its analyses, findings and recommendations at a special meeting of the Board called and held for that purpose on May 1, 2000. After a thorough consideration of the process undertaken by management and AAL CMC and the information, analyses and recommendations presented, the Board of Directors concluded that the retention of PIMCO to serve as sub-adviser to the Fund under the terms of the proposed Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders. For a detailed description of the specific factors considered by the Board of Directors, see the discussion under the caption "Directors' Considerations and Recommendation" below.

         PIMCO, which was established in 1971, is a money management organization primarily specializing in fixed income management. PIMCO is registered as an investment adviser with the Securities and Exchange Commission. As of December 31, 1999, PIMCO had under management in excess of $185.9 billion in assets. PIMCO currently serves as adviser or sub-adviser to two other high yield bond funds with assets of approximately $3.3 billion as of March 31, 2000. Those two funds are described in more detail in Appendix C.

DESCRIPTION OF ADVISORY AGREEMENT

         AAL served as investment adviser to the Fund from commencement of its operations on March 2, 1998 until December 31, 1999, when that function was transferred to AAL CMC as a part of AAL's restructuring of its operations. AAL CMC provides investment advisory services pursuant to the terms of an Investment Advisory Agreement, dated January 1, 2000, which has terms and conditions identical to those pursuant to which AAL formerly provided investment advisory services to the Fund. Continuation of the Investment Advisory Agreement from year-to-year is subject to annual approval by the Board of Directors, including at least a majority of the independent Directors. The Investment Advisory Agreement was last approved by the Board of Directors at a meeting held on December 3, 1999. The Investment Advisory Agreement provides that AAL CMC is entitled to compensation for services provided thereunder at the rate of 0.40% of the Fund's average daily net assets. The fee is computed daily and paid monthly. The Fund paid AAL a total of $125,283 for services provided under the Investment Advisory Agreement for the Fund's fiscal year ended December 31, 1999. AAL waived fees and/or reimbursed expenses to the Fund in the total amount of $29,752 for that year.

         Prior to January 1, 2000, AAL CMC, served as sub-adviser to the Fund. As sub-adviser, AAL CMC was paid a sub-advisory fee of 0.25% of the Fund's average daily net assets. This fee was calculated daily and paid out monthly from the fee paid to the AAL as the investment adviser to the Fund. As sub-adviser, AAL CMC received $78,302 for services provided to the Fund for the fiscal year ended December 31, 1999.

         THE RETENTION OF PIMCO AS SUB-ADVISER WILL HAVE NO EFFECT ON THE TERMS OF THE INVESTMENT ADVISORY AGREEMENT OR THE ADVISORY FEE PAID BY THE FUND. PIMCO's sub-advisory fee will be paid by AAL CMC out of its advisory fee. That advisory fee is presently 0.40% of the Fund's average daily net assets.

DESCRIPTION OF SUB-ADVISORY AGREEMENT

         Under the Sub-Advisory Agreement, PIMCO, subject to the direction and control of AAL CMC and the Board of Directors, would determine the securities that would be purchased or sold by the Fund, would arrange for their purchase and sale and would render other assistance to AAL CMC in formulating and implementing the investment program of the Fund. PIMCO would furnish or pay for all facilities, equipment and supplies required for it to carry out its duties under the Sub-Advisory Agreement, including, but not limited to, office space, office equipment, furnishings and personnel.

         Under the Sub-Advisory Agreement, PIMCO would receive a fee, calculated daily and paid monthly, out of the fee paid to the Adviser under the Advisory Agreement, at an annual rate of 0.25% of average daily net assets of the Fund. Because AAL CMC would pay this fee out of the advisory fee it receives from the Fund, the retention of PIMCO and PIMCO's receipt of this sub-advisory fee would not increase the overall fee paid by the Fund.

         Services to be Rendered by PIMCO to the Fund. Under the Sub-Advisory Agreement, PIMCO would:

     o Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

     o Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as PIMCO may select;

     o Enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions; and

     o Provide AAL CMC and the Directors with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of AAL CMC's responsibilities under the Investment Advisory Agreement.

         Beyond the performance of these contractual services, PIMCO will provide marketing assistance and assistance with the servicing of Beneficial Owners. In general, this assistance will take the form of meetings and conference calls between one or more of PIMCO's investment staff with licensed representatives of AAL CMC and/or Beneficial Owners.

         If approved, we presently anticipate the Sub-Advisory Agreement would become effective on or about July 1, 2000. Unless earlier terminated as described below, the Sub-Advisory Agreement would remain in effect from year to year only so long as such continuance is specifically approved at least annually by the affirmative vote of: (i) a majority of the Directors who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party cast in person at a meeting called for the purpose of voting on the approval; and (ii) either a majority of the entire Board of Directors or of holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund.

         The Sub-Advisory Agreement may be terminated by PIMCO at any time without penalty upon giving AAL CMC and AAL Funds sixty (60) days written notice, and by AAL Funds or AAL CMC at any time without penalty upon giving PIMCO sixty (60) days written notice, provided that any termination by AAL Funds must be directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the voting securities of the Fund.

         If the Sub-Advisory Agreement is not approved by the shareholders of the Fund, AAL CMC will continue to manage the Fund's assets under the terms of the Investment Advisory Agreement, while other options can be pursued. The Directors would then consider what course of action to pursue with respect to the Fund, which could involve renewing the search for additional personnel to assist AAL CMC with management of the Fund or seeking a different outside sub-adviser.

INFORMATION ABOUT PIMCO

         GENERAL. PIMCO is a Delaware general partnership and is a wholly-owned subsidiary of PIMCO Advisors, L.P. ("PIMCO Advisors"). PIMCO is located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO is a money management firm and is registered as an investment adviser with the Securities and Exchange Commission. The Principal Executive Officer and Managing Directors of PIMCO are listed in Appendix B.

         Allianz of America, Inc. ("Allianz of America") owns approximately 70% of the outstanding partnership interests in PIMCO Advisors. The remainder of the partnership interests in PIMCO Advisors are owned by Pacific Life Insurance Company ("Pacific Life"). Allianz of America is a subsidiary of Allianz AG. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities.

         Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and Hypo Vereinsbank. Credit Lyonnais, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as DB Alex Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Fund generally will be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being under-written by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other series of the Company for which PIMCO (or an affiliate) does not serve as investment adviser or sub-adviser are not, in general, subject to those same restrictions.

         PORTFOLIO MANAGER. Mr. Benjamin Trosky, CFA, leads PIMCO's high yield team and would be the portfolio manager of the Fund. Mr. Trosky is a Managing Director and a senior member of PIMCO's portfolio management and investment strategy groups. He also oversees the firm's credit research team, and is the portfolio manager for the PIMCO High Yield Fund. Mr. Trosky joined the firm 10 years ago, having been previously associated with Merrill Lynch Asset Management as a co-manager of high yield mutual funds. He has 20 years of investment experience in equity and credit research, and holds a bachelor's degree in Business Administration from Drexel University.

DIRECTORS' CONSIDERATIONS AND RECOMMENDATION

         In considering this matter, among other factors considered by the Board of Directors, the following factors were important in its decision to recommend PIMCO as sub-adviser for the Fund and the terms of the Sub-Advisory Agreement:

     o The breadth of PIMCO's experience in the high yield markets and management of bond portfolios, and the success it has achieved managing investments in those markets;

     o PIMCO's philosophy with respect to risk management, including its practice of focusing on relatively higher quality tiers of the high yield market, its issuer diversification and industry concentration limitations and its management of duration;

     o The high level of consistency of PIMCO's investment philosophy and style with the investment objective and investment program of the Fund;

     o The quality and integrity of the personnel who would be directly responsible for attending to the Fund;

     o    The fee schedule under which PIMCO is willing to provide services;

     o The fact that the retention of PIMCO will not increase the overall fee that the Fund pays for investment management services; and

     o    The financial strength of PIMCO.

         Based upon these considerations, the Board determined that it would be in the best interests of the Fund's shareholders to have PIMCO serve as the Fund's sub-adviser. The Board of Directors has further determined that the terms of the Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.

ACCORDINGLY, THE BOARD OF DIRECTORS, NONE OF WHOM IS AN "INTERESTED PERSON" OF PIMCO OR ANY OF ITS AFFILIATES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" APPROVAL OF THE SUB-ADVISORY AGREEMENT.


                                 OTHER BUSINESS

         Management is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your Voting Instruction Form, if signed and returned, will give discretionary authority to AAL to vote according to its best judgment on such matters.

                             ADDITIONAL INFORMATION

ADMINISTRATOR AND DISTRIBUTOR

         In addition to serving as investment adviser to the Funds, AAL CMC also performs certain administrative services for the Fund, including accounting, expense accrual, valuation and financial reporting and tax accounting services, pursuant to the terms of an Administrative Services Agreement with AAL. AAL pays AAL CMC's fees for these services, and the Fund therefore bears no portion of those fees. AAL CMC serves as the distributor of the variable products funded by shares of the Fund. AAL CMC's principal executive offices are located at 222 West College Avenue, Appleton, Wisconsin 54919.

         AAL CMC was organized in 1986 as a Delaware corporation. It is a wholly-owned subsidiary of AAL Holdings Inc., which in turn is a wholly-owned subsidiary of Aid Association for Lutherans ("AAL"). AAL is a non-profit, non-stock membership organization licensed to do business as a fraternal benefit society in all states. AAL has more than 1.7 million members and is the world's largest fraternal benefit society in terms of assets and life insurance in force. AAL ranks in the top 2% of all life insurers in the United States in terms of ordinary life insurance (nearly $88 billion in force). AAL offers life, health and disability income insurance and fixed and variable annuities to its members. All members are part of one of approximately 10,000 local AAL branches throughout the United States. AAL's principal executive offices are located at 4321 North Ballard Road, Appleton, Wisconsin 54919.

PORTFOLIO TRANSACTIONS

         AAL CMC directs and, if approved as the Fund's sub-adviser, PIMCO will direct the placement of orders for the purchase and sale of the Fund's portfolio securities. The costs of securities transactions for the Fund consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sellers who make a market in the securities are dealt with directly unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, AAL CMC seeks, and PIMCO will seek, the best combination of price and execution.

PRINCIPAL SHAREHOLDERS AND CERTAIN BENEFICIAL OWNERS

         Other than AAL, no person was known to own of record or beneficially five percent (5%) or more of the outstanding shares of the Fund as of April 28, 2000.

         The table presented in Appendix D attached to this Proxy Statement shows shares of the Fund as to which each Director and the group consisting of all Directors and executive officers of the Company had or shared power over voting or disposition as of April 28, 2000.

SHAREHOLDER MEETINGS

         The Company is organized as a Maryland corporation, and as such is subject to Maryland law. Pursuant to Maryland law and the Company's Articles of Incorporation, the Company is not required to hold a shareholder meeting unless the election of Directors, approval of the investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is required to be acted upon by shareholders under the 1940 Act. Meetings of the shareholders will be held when and as determined necessary by the Board of Directors of the Company and in accordance with the 1940 Act. Other than the Special Meeting to which this Proxy Statement relates, the Company currently does not anticipate holding a meeting of shareholders in 2000.

         Beneficial Owners who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to the following address: AAL Variable Product Series Fund, Inc., 4321 North Ballard Road, Appleton, Wisconsin 54919-0001,
Attention: Frederick D. Kelsven, Secretary. Proposals must be received a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be considered. AAL will vote in its discretion with respect to proposals submitted on an untimely basis.

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                 AAL Variable Product High Yield Bond Portfolio
                         Special Meeting of Shareholders
  THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby instructs Aid Association for Lutherans ("AAL"), with full power of substitution, to represent and vote, as designated on the reverse side, all shares the undersigned is beneficially entitled to vote at the Special Meeting of Shareholders of the AAL Variable Product High Yield Bond Portfolio to be held at 222 West College Avenue, Appleton, Wisconsin 54919 beginning at 10:00 am local time, on June 21, 2000, or at any adjournment thereof, with respect to the matters set forth and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.


DATED: ___________________, 2000

(If shares are owned beneficially by more than one person, all beneficial owners should sign. Persons signing as executors, administrators, Directors or in similar capacities should so indicate.)


(Please sign exactly as name appears at left)

                                    * * * * *

Please place an "X" on the desired blank for each Item. Shares represented by this instruction card will be voted as directed by the beneficial owner. IF NO DIRECTION IS SUPPLIED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.

------------------------------------------------------------------------------------------------ -------- ------------- ------------
1.       Proposal to approve the   Sub-Advisory Agreement among AAL Variable Product Series      __  FOR   __ AGAINST    __ ABSTAIN
Fund, Inc. (on behalf of the AAL Variable Product High Yield Bond Portfolio), AAL Capital
Management Corporation and Pacific Investment Management Company, a copy of which is attached as Appendix A to the accompanying Proxy Statement.
------------------------------------------------------------------------------------------------ -------- ------------- ------------

2.       In AAL's discretion on such other matters as may properly come before the meeting or any adjournment thereof

PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THE CARD.

                                   APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
                         SUB-ADVISORY AGREEMENT FOR THE
                 AAL VARIABLE PRODUCT HIGH YIELD BOND PORTFOLIO
                                      WITH
                      PACIFIC INVESTMENT MANAGEMENT COMPANY


         AGREEMENT made this ____ day of ______________, 2000, by and among AAL VARIABLE PRODUCT SERIES FUND, INC. (the "Fund"), a Maryland corporation, AAL CAPITAL MANAGEMENT CORPORATION (the "Adviser"), a Delaware corporation, and PACIFIC INVESTMENT MANAGEMENT COMPANY (the "Sub-Adviser"), a Delaware general partnership.

                                   WITNESSETH:

         In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

     1.   In General.

         The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser with respect to the investment and reinvestment of the assets of the Fund's series of shares described as the AAL Variable Product High Yield Bond Portfolio. It is understood that the Fund has designated, and there presently exist, several other series of the Fund's shares, and that the Fund may create one or more additional mutual fund series from time to time in the future. This Agreement may be amended by the mutual written agreement of the parties to include any such additional series under the terms of this Agreement.

     2. Duties and Obligations of the Sub-Adviser with Respect to Investment of Assets of the Fund.

          (a) Subject to the succeeding provisions of this section and subject to the oversight and review of the Adviser and the direction and control of the Board of Directors ("Directors") of the Fund, the Sub-Adviser, as agent and attorney-in-fact with respect to the Fund, is authorized, in its discretion and with prior consultation with the Fund, on behalf of each series covered from time to time by this Agreement, to:

          (i) Buy, sell, exchange, convert, lend and otherwise trade in any stocks, bonds, currencies, and any other securities or assets;

          (ii) Place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select; including brokers and dealers that may be affiliates of the Sub-Adviser;

          (iii)Enter into and execute agreements on behalf of the Fund, relating to the acquisition or disposition of investment assets and the execution of portfolio transactions. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held for the Fund, it being intended that sole responsibility for safe-keeping thereof and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser's direction shall rest upon the Fund's Custodian; and

          (iv) Provide the Adviser and the Directors with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser's responsibilities under the Investment Advisory Agreement with the Fund and those of AAL Capital Management Corporation under the Distribution Agreement with the Fund.

                  Written procedures with respect to (i), (ii) and (iii) above may be set forth as agreed to among the Fund, the Adviser and Sub-Adviser.

          (b) Any investment purchases or sales made by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder;
     (2) any other applicable provisions of law; (3) the provisions of the Articles of Incorporation and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Directors of the Fund; and (5) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, or as amended by the shareholders of the Fund; provided that copies of the items referred to in clauses (3), (4) and (5) shall have been furnished to the Sub-Adviser.

          (c) The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties ("disabling conduct") hereunder on the part of the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36 (b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Fund shall indemnify the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) against any liability arising from the Sub-Adviser's conduct under this Agreement to the extent permitted by the Articles of Incorporation and applicable law.

          (d) Nothing in this Agreement shall prevent the Sub-Adviser or any "affiliated person" (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933 except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (e) In connection with its duties to arrange for the purchase and sale of the securities and other assets of each series covered from time to time by this Agreement, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund and the Adviser, provided that a copy of any such agreement shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

          (f) The Sub-Adviser may place orders both as to sales and purchases of assets directly through any broker or dealer it chooses. Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions. In order to cause the Fund to pay such higher commissions, the Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or the Sub-Adviser's overall responsibilities to the Fund or its other discretionary client accounts.

          (g) On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

          The Sub-Adviser may purchase or sell for the Fund, pursuant to the Fund's Rule 10f-3 Procedures, any security (including securities of the same class as those under-written or other securities of the same or related issuer) for which any affiliate of the Sub-Adviser acts as (1) an underwriter (either as lead underwriter or syndicate member), both during the pendency of any underwriting or selling syndicate and thereafter, or
     (2) a market maker, provided that such security is purchased from a non-affiliated party.

          (h) The Sub-Adviser shall be responsible for Schedule 13F reporting for the securities held by the AAL Variable Product High Yield Bond Portfolio.

     3.   Allocation of Expenses.

         During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund. The Sub-Adviser agrees that it will furnish the Fund, at the Sub-Adviser's expense, with all office space, facilities, equipment, and clerical personnel necessary for carrying out its duties under this Agreement.

     4.   Certain Records.

         Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act that are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or Adviser on request.

     5.   Reference to the Sub-Adviser.

         Neither the Fund, the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

     6.   Compensation of the Sub-Adviser.

         The Adviser agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee, payable monthly in arrears and computed on the average daily net asset value of the AAL Variable Product High Yield Bond Portfolio at rates shown on Exhibit A attached hereto.

     7.   Duration and Termination.

          (a) This Agreement shall go into effect for the AAL Variable Product High Yield Bond Portfolio on ______________, 2000, or as soon thereafter as it is approved by shareholders of that series, and shall, unless terminated as hereinafter provided, continue in effect thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Fund's Board of Directors, or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund, and, in either case, a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

          (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Fund and the Adviser sixty (60) days' written notice (which notice may be waived by the Fund and Adviser) and may be terminated by the Fund or the Adviser at any time without penalty upon giving the Sub-Adviser sixty (60) days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Directors in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund, with respect to the AAL Variable Product High Yield Bond Portfolio, or with respect to any other mutual fund series of the Fund covered by this Agreement, by the vote of a majority of the outstanding shares of such series. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act). This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

     8.   Action By An Individual Series.

         The provisions of this Agreement and any amendments hereto with respect to any series of the Fund may be approved by the shareholders of that series and become effective with respect to the assets of that series without the necessity of approval thereof by shareholders of any other series. The Adviser represents that the holders of a majority (as defined in the "Act") of the AAL Variable Product High Yield Bond Portfolio, will vote on approval of the entry into this Agreement on behalf of said series.

     9.   Notices.

         The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any of the following events:

          (a) Any change in any of the Sub-Adviser's portfolio managers;

          (b) The Sub-Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

          (c) The Sub-Adviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before any court, public board or body, involving the affairs of the AAL Variable Product High Yield Bond Portfolio or another series of the Fund covered by this Agreement; or

          (d) Any change in ownership or control, or partnership structure of the Sub-Adviser.

     10.  Manner of Notice.

         Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission, or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed served seven days after mailing and in the case of telex, facsimile or other electronic transmission, 12 hours after confirmed receipt thereof. Addresses for notice may be changed by written notice to the other party.

                  The Adviser:      Robert G. Same, President
                                    AAL Capital Management Corporation
                                    222 West College Avenue
                                    Appleton, WI 54919-0007
                                    Fax: (920)730-3783

                  The Fund:         Robert G. Same, President
                                    AAL Variable Product Series Fund, Inc.
                                    4321 North Ballard Road
                                    Appleton, WI 54919-0001
                                    Fax (920) 734-5721

                  The Sub-Adviser:  ___________________________
                                    Pacific Investment Management Company
                                    800 Newport Center Drive
                                    Suite 300
                                    Newport Beach, CA 92660
                                    Fax: (949) 720-1376

         No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all of the parties.

         The Adviser and the Fund acknowledge receipt of the Sub-Adviser's Part II, Form ADV at least 48 hours in advance of signing this Agreement.

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

         This Agreement shall be governed by the laws of the State of Wisconsin.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunto affixed, all as of the day and year first above written.

                                   AAL VARIABLE PRODUCT SERIES FUND, INC.


                                   Robert G. Same, President



                                   AAL CAPITAL MANAGEMENT CORPORATION


                                   Robert G. Same, President



                                   PACIFIC INVESTMENT MANAGEMENT COMPANY


                                   [Insert Name and Title of Signing Officer]

   EXHIBIT A TO THE AAL VARIABLE PRODUCT SERIES FUNDS SUB-ADVISORY AGREEMENT
                           (Dated _________________)

         1.       AAL Variable Product High Yield Bond Portfolio

         The management fee for the AAL Variable Product High Yield Bond Portfolio, payable to the Sub-Adviser by the Adviser, calculated in accordance with paragraph 6 of The AAL Variable Product Series Fund's Sub-Advisory Agreement, shall be at the annual rate of: 25 basis points.

                                   APPENDIX B

         The address of each managing director of PIMCO and the principal executive officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.


                               MANAGING DIRECTORS

NAME AND ADDRESS                             PRINCIPAL OCCUPATION

William S. Thompson, Jr.                     Managing  Director,  Chief Executive  Officer and Executive  Committee
April 1993 to Present                        Member,  PIMCO;   Managing  Director,   Chief  Executive  Officer  and
                                             Director,  PIMCO  Management,  Inc.;  Member of  Management  Board and
                                             Executive Committee,  PIMCO Advisors L.P.; President,  Chief Executive
                                             Officer and Member, PIMCO Partners LLC.

William R. Benz, II                          Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
June 1986 to Present                         Management, Inc.; Member of PIMCO Partners LLC.

Robert Wesley Burns                          Managing  Director and Executive  Committee  Member,  PIMCO;  Managing
February 1987 to Present                     Director  and  Director,  PIMCO  Management,  Inc.;  Member  of  PIMCO
                                             Partners LLC.

Chris P. Dialynas                            Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
July 1983 to Present                         Management, Inc.; Member of PIMCO Partners LLC.

Mohamed A. El-Erian                          Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
May 1999 to Present                          Management, Inc.

William H. Gross                             Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
June 1971 to Present                         Management, Inc.; Director and Vice President,  StocksPLUS Management,
                                             Inc.;  Member of Management  Board,  PIMCO  Advisors  L.P.;  Member of
                                             PIMCO Partners LLC.

John L. Hague                                Managing  Director and Executive  Committee  Member,  PIMCO;  Managing
September 1987 to Present                    Director  and  Director,  PIMCO  Management,  Inc.;  Member  of  PIMCO
                                             Partners LLC.

Pasi M. Hamalainen                           Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
January 1994 to Present                      Management, Inc.

Brent R. Harris                              Managing  Director and Executive  Committee  Member,  PIMCO;  Managing
June 1985 to Present                         Director  and  Director,  PIMCO  Management,  Inc.;  Director and Vice
                                             President,  StocksPLUS  Management,  Inc.;  Member of Management Board
                                             and  Executive  Committee,   PIMCO  Advisors  L.P.;  Member  of  PIMCO
                                             Partners LLC.

Brent L. Holden                              Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
December 1989 to Present                     Management, Inc.

Margaret E. Isberg                           Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
August 1983 to Present                       Management, Inc.; Member of PIMCO Partners LLC.

John S. Loftus                               Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
August 1986 to Present                       Management, Inc.

Dean S. Meiling                              Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
December 1976 to Present                     Management, Inc.; Member of PIMCO Partners LLC.

James F. Muzzy                               Managing  Director and Executive  Committee  Member,  PIMCO;  Managing
September 1971 to Present                    Director  and  Director,  PIMCO  Management,  Inc.;  Director and Vice
                                             President, StocksPLUS Management, Inc.; Member of PIMCO Partners LLC.

William F. Podlich, III                      Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
June 1966 to Present                         Management,  Inc.;  Member of Management  Board,  PIMCO Advisors L.P.;
                                             Member of PIMCO Partners LLC.

William C. Powers                            Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
January 1991 to Present                      Management, Inc.; Member of PIMCO Partners LLC.

Ernest L. Schmider                           Managing Director and Secretary,  PIMCO; Managing Director,  Director,
March 1994 to Present                        and  Secretary,   PIMCO  Management,   Inc.;  Director  and  Assistant
                                             Secretary,  StocksPLUS Management,  Inc.; Senior Vice President, PIMCO
                                             Advisors, L.P.; Secretary PIMCO Partners, LLC.

Lee R. Thomas                                Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
April 1995 to Present                        Management, Inc.; Member of PIMCO Partners LLC.

Benjamin L. Trosky                           Managing  Director,  PIMCO;  Managing  Director  and  Director,  PIMCO
October 1990 to Present                      Management,  Inc.;  Member of Management  Board,  PIMCO Advisors L.P.;
                                             Member of PIMCO Partners LLC.

                                   APPENDIX C

                     OTHER HIGH YIELD BOND FUNDS MANAGED BY
                      PACIFIC INVESTMENT MANAGEMENT COMPANY




MANAGEMENT FEE SCHEDULES FOR SUB-ADVISORY RELATIONSHIPS:

NAME OF FUND                                                  ADVISORY RATE FEE                       APPROXIMATE ASSETS

PIMCO FUNDS:

PACIFIC INVESTMENT MANAGEMENT SERIES:
High Yield Bond Fund                             Annual rate of 0.25% of average daily net               $131,180,580
                                                 assets
PIMCO VARIABLE INSURANCE TRUST:
High Yield Bond Portfolio(1)                     Annual rate of 0.25% of average daily net               $141,365,884
                                                 assets

                                   APPENDIX D


         The table below shows shares of the AAL Variable Product High Yield Bond Portfolio as to which each Director and the group consisting of all Directors and executive officers of AAL had or shared power over voting or disposition as of April 28, 2000.

                                                                                                     PERCENT OF
                                                                                                     OUTSTANDING
NAME AND ADDRESS                                   NUMBER OF SHARES OF THE FUND(1)                 SHARES OF FUND
----------------                                   -------------------------------                 --------------
F. Gregory Campbell                                               0                                     0.00%
Carthage College
2001 Alford Park Drive
Kenosha, WI 53140

Woodrow E. Eno(2)                                                 0                                    0.000%
Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin 54919

Richard L. Gady                                                   0                                     0.00%
Conagra Inc.
One Conagra Drive
Omaha, NE 68102-5001

John O. Gilbert(2)                                                0                                     0.00%
Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin 54919

John H. Pender                                                    0                                     0.00%
1056 S. Manzanita Avenue
Palms Springs, CA 92264

Edward W. Smeds                                                   0                                     0.00%
10 Regent Woods Road
Northfield, IL 60093

Lawrence M. Woods                                                 0                                     0.00%
524 Sunset Drive
Worland, WY 82401

All Trustees and Executive Officers as a                      2,880.142                             Footnote (3)
Group (a total of 14 persons)

(1)  Shares owned by Officers of the Fund are held in the AAL Plan.
(2) Directors who are "interested persons" of the Funds, as defined in the Investment Company Act of 1940. John Gilbert serves as; President, CEO and Chairman of the Board of AAL, and Director and President of AAL Holdings Inc. Woodrow Eno serves as Senior Vice-President, General Counsel and Secretary of AAL, Director and Chairman of the Board of AAL CMC, and Director and Secretary of AAL Holdings Inc.
(3)  Less than1 percent.